                                                                   Exhibit 4.11

Date:     23 December 1997

To:       First Security Bank, National Association
          Corporate Trust Department
          79 South Main Street
          Salt Lake City, Utah 84111

Attn:     Mr. Greg Hawley

From:     Credit Suisse Financial Products
          1 Cabot Square
          London  E14 4QJ

Subject:  ABOVE CAP LIQUIDITY FACILITY CONFIRMATION
          Transaction Reference Number: 5284905


--------------------------------------------------------------------------------

Dear Sirs:

     The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date referred to in Paragraph 2 below (the "Transaction") between Credit Suisse Financial Products ("CSFP") and First Security Bank, National Association ("FSB"), in its capacity as Subordination Agent on behalf of the Pass-Through Trustee under the Pass-Through Trust Agreement dated as of 23 December 1997 between FSB and United Air Lines, Inc. This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

1. The definitions and provisions contained in the 1991 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 1991 ISDA Definitions.

     This Confirmation supplements, forms a part of, and is subject to the 1992 ISDA Master Agreement (including the Schedule and Credit Support Annex thereto), dated as of 23 December 1997 as amended and supplemented from time to time (collectively, the "Agreement"), between us. All provisions contained in the Agreement govern this Confirmation except as modified below. In the event of any inconsistency between the Agreement and this Confirmation, this Confirmation will govern. Capitalized terms not defined in the Agreement or this Confirmation shall have the meanings ascribed to them in the Offering Memorandum dated December 18, 1997, relating to the United Airlines

     [LETTERHEAD]


     Enhanced Pass-Through Certificates, Series 1997-1 (the "Offering Memorandum").

     The Agreement and each Confirmation will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

     Each of CSFP and FSB represents to the other that it has entered into this Transaction in reliance upon such independent accounting, regulatory, legal, tax and financial advice as it deems necessary and not upon any view expressed by the other.

2. CSFP and FSB have entered into a Transaction (the "Above Cap Liquidity Facility") that provides an irrevocable interest rate cap. The terms of the Above Cap Liquidity Facility are as follows:


General Terms:

     Transaction Type:         Rate Cap Transaction

     Notional Amount:          The Pool Balance for the Class A Certificates

     Trade Date:               23 December 1997

     Effective Date:           23 December 1997

     Termination Date:         The earlier of 2 March 2004 and the date upon
                               which the Pool Balance of the Class A
                               Certificates equals zero

     Currency Unit:            USD

     Business Day:             "Business Day" shall have the meaning set forth
                               in the Offering Memorandum

     Business Day Convention:  Following; provided, however, that any Floating
                               Amount the payment of which is deferred in accordance with the Following Business Day Convention shall bear interest during the period of such deferral at the interest rate on the Class A Certificates applicable during the immediately preceding Calculation Period

Fixed Amounts:

     Fixed Amount Payer:       FSB

[LETTERHEAD]



     FSB Payment Date:         23 December 1997

     Fixed Amount:             USD 250,000

Floating Amounts:

     Floating Rate Payer:      CSFP

     Floating Amount:          On each Payment Date, the Floating Amount shall
                               be calculated as follows:

                               (i) in the event that the Interest Shortfall (as defined in Paragraph 5 below) is equal to zero, the Floating Amount shall equal zero;

                               (ii)  in the event that there is a nonzero
                               Interest Shortfall and there are fewer than six unreimbursed Interest Drawings under the Primary Liquidity Facility, the Floating Amount shall equal the lesser of

                                  (a) such current nonzero Interest Shortfall,
                                      and
                                  (b) the Full Cap Payment Amount (as defined in
                                      Paragraph 5 below);

                               (iii)  in the event that there is a nonzero
                               Interest Shortfall and there are six or more unreimbursed Interest Drawings under the Primary Liquidity Facility, the Floating Amount shall equal zero.

     Period End Dates:         Each 2 March, 2 June, 2 September, and 2
                               December, commencing on the Effective Date and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Following Business Day Convention.

     Floating Amount Payment   Each day that is two Business Days after a
     Dates:                    Period End Date

     Floating Rate Option:     Three-Month LIBOR (as defined in the Offering
                               Memorandum)

[LETTERHEAD]



     Cap Rate:                 10.04% per annum; provided, however, that the
                               Cap Rate shall be 9.57% per annum (i) in the event no Registration Event (as defined in the Registration Rights Agreement) occurs on or prior to the 180th day after the Closing Date, from July 1, 1998 through but excluding the date on which such Registration Event occurs or (ii) in the event the Shelf Registration Statement
                               (as defined in the Registration Rights
                               Agreement) ceases to be effective for more than 60 days, whether or not consecutive during any 12-month period, during the period from the 61st day of such applicable 12-month period until such time as the Shelf Registration Statement again becomes effective

     Designated Maturity:      3 months

     Spread:                   None

     Floating Rate Day Count   Actual/360
     Fraction:

     Reset Dates:              The first day of the relevant Calculation Period

     Compounding:              Inapplicable

     Notice: FSB shall, on each Period End Date, provide CSFP with notice of the then-current Pool Balance and the then-current Interest Shortfall; FSB shall also promptly provide CSFP with notice of any Registration Event

3.   Role of CSFP; Role of Calculation Agent

     (i) FSB acknowledges that: (a) in connection with this Transaction and this Agreement, CSFP has acted in the capacity of an arm's-length contractual counterparty and not as its financial advisor or fiduciary; and (b) in exercising its rights or performing any of its duties under this Agreement, CSFP will act as principal and not as a fiduciary of FSB.

     (ii) The Calculation Agent shall have no responsibility for good faith errors or omissions in making any determination or calculation as provided herein. The calculations and determinations of the Calculation Agent shall be made in accordance with terms of this Confirmation having regard in each case to the criteria stipulated herein and (where relevant) on the basis of

[LETTERHEAD]



           information provided to or obtained by it and such further inquiries as it deems necessary and will, in the absence of manifest error, be final, conclusive and binding on FSB and CSFP.

     (iii) In performing the duties referred to herein, the Calculation
           Agent shall act as principal and not as agent or fiduciary of FSB or any other person. Each calculation and determination performed by the Calculation Agent hereunder is performed in reliance upon the preceding statement and subject thereto. If by performing any such calculation or determination the Calculation Agent is rendered an agent or fiduciary for one or more Certificateholders under applicable law, then in relation to such parties the Calculation Agent's right and obligation to perform such calculation or duty may be suspended at the option of the Calculation Agent (or, if already performed, its application may be suspended) until such calculation or determination may be performed by the Calculation Agent as principal and not as agent or fiduciary (or until it may be performed by an appropriate third party that is willing and able to perform it).

4.   Credit Downgrade of CSFP

     Notwithstanding any other provisions of this Agreement, within thirty days of the commencement of any CSFP Credit Downgrade Period (as defined in Paragraph 5 below), CSFP shall at its own expense assign and delegate, in whole but not in part, its rights and obligations under this Agreement to another financial institution with ratings equaling or exceeding the thresholds set forth in the definition of CSFP Credit Downgrade Period below, or, failing such assignment,

     (i) transfer its rights and obligations under the Above-Cap Liquidity Facility to an Affiliate that is eligible to become a debtor under the United States Bankruptcy Code and reasonably acceptable to the Rating Agencies, which Affiliate will provide to FSB the Downgrade Collateral (as defined in Paragraph 5 below); or

     (ii) provide to FSB such other assurances of creditworthiness as will maintain the then-current ratings of the Class A Certificates by the Rating Agencies.

5.   Additional Definitions

     For the purposes of this Confirmation, the following terms shall have the meanings set forth below:

     "Business Day" and "Local Business Day" mean, with respect to the Transaction set forth in this Confirmation, "Business Day" as defined in the Offering Memorandum for all purposes under the Agreement.

     "Credit Support Amount" means

[LETTERHEAD]


     (i) in the case in which FSB is the Secured Party and CSFP has transferred its rights and obligations to an Affiliate pursuant to Paragraph 4 above, the Downgrade Collateral;

     (ii)  in all other cases, zero.

     "CSFP Credit Downgrade Period" means any continuous period in which either

     (i) the short term, unsecured and unsubordinated debt rating assigned to CSFP by Moody's is below "P1," or the long term unsecured debt rating assigned to CSFP by Moody's is below "Aa3" if there is no such short term rating;

     (ii) the short term, unsecured and unsubordinated debt rating assigned to CSFP by S&P is below "A1+," or the long term unsecured debt rating assigned to CSFP by S&P is below "AA-" if there is no such short term rating;

     (iii) CSFP has no rating from Moody's; or

     (iv)  CSFP has no rating from S&P.

     "Downgrade Collateral" means

     (i) during the first thirty days, inclusive, of any CSFP Credit Downgrade Period, zero;

     (ii) during the period between the thirty-first day of any CSFP Credit Downgrade Period to the end of such CSFP Credit Downgrade Period, inclusive, the greater of zero and

             (a) the greater of 12.29% and Three-Month LIBOR (as defined in the Offering Memorandum), minus

             (b)  the Cap Rate, and such difference multiplied by

             (c)  the Notional Amount, and the resulting product multiplied by

             (d) a fraction, the numerator of which is an amount equal to the difference between (X) 18 and (Y) three times the number of unreimbursed Interest Drawings under the Primary Liquidity Facility, and the denominator of which is 12;

     (iii) at all other times, zero.

[LETTERHEAD]


     "Full Cap Payment Amount" as of any date means the amount calculated pursuant to Section 6.1 of the Definitions, provided, however, that for purposes of calculating the Full Cap Payment Amount, the Notional Amount shall be deemed to be the Notional Amount as of the date on which the Contingent Cap Purchase Event occurs , as such term is defined in the Confirmation of even date herewith relating to a Swap Transaction between CSFP and United Air Lines, Inc. (the "Above-Cap Liquidity Facility Supplemental Confirmation"). CSFP shall, promptly after learning of the occurrence of a Contingent Cap Payment Date, provide FSB with notice thereof.

     "Interest Shortfall" means, on any Floating Amount Payment Date, the additional amount required in order for FSB to have sufficient funds to pay interest due on any Class A certificates, after giving effect to the Interest Drawing to be made under the Class A Primary Liquidity Facility. For purposes of this definition, the amount of the Interest Drawing will be deemed to have been paid to FSB whether or not such payment has in fact been made.

     "Registration Rights Agreement" means the registration rights agreement between UA, Kreditanstalt fur Wiederaufbau, FSB, and the Initial Purchasers, dated as of 23 December 1997.

6.   Payments

     CSFP hereby irrevocably instructs FSB to make any payment due to CSFP directly to the account specified below in the name of CSFP. FSB hereby irrevocably instructs CSFP to make any payments of Floating Amounts due to FSB directly to the account(s) specified below in the name of FSB. All payments by CSFP of Floating Amounts due to FSB shall be made without set-off, deduction, withholding, netting, or any other reduction.

7. Account Details

Payments to CSFP:      Credit Suisse First Boston
                       ABA No. 026-009-179
                       a/c Credit Suisse Financial Products - London a/c no. 32491401

Payments to FSB:       First Security Bank, National Association
                       ABA No. 124-0000-12
                       a/c 051-0922115
                       Attn: Corporate Trust Department
                       Reference: Class A Pass-Through Trust
                       Agreement

[LETTERHEAD]

8.   Offices

     The Office of CSFP for the Transaction is its office at the address specified for notices to it in the Schedule to the Agreement. The Office of FSB for the Transaction is its office at the address specified for notices to it in the Schedule to the Agreement.

     Credit Suisse Financial Products is regulated by The Securities and Futures Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to FSB on request.

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                        Yours sincerely,

                        CREDIT SUISSE FINANCIAL PRODUCTS


                        By: /s/ Jeanette Whomersley
                           ---------------------------
                           Name: Jeanette Whomersley
                                ----------------------
                           Title: Vice President
                                 ---------------------



Confirmed as of the date first written above:

FIRST SECURITY BANK, NATIONAL ASSOCIATION, in its capacity as Subordination Agent on behalf of the Pass-Through Trustee under the Pass-Through Trust
Agreement dated as of 23 December 1997 between FSB and United Air Lines, Inc.


By:
   ---------------------------
   Name:
        ----------------------
   Title:
         ---------------------

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                        Yours sincerely,

                        CREDIT SUISSE FINANCIAL PRODUCTS


                        By:
                           ---------------------------
                           Name:
                                ----------------------
                           Title:
                                 ---------------------



Confirmed as of the date first written above:

FIRST SECURITY BANK, NATIONAL ASSOCIATION, in its capacity as Subordination Agent on behalf of the Pass-Through Trustee under the Pass-Through Trust
Agreement dated as of 23 December 1997 between FSB and United Air Lines, Inc.


By: /s/ C. Scott Nielsen
   ---------------------------
   Name: C. Scott Nielsen
        ----------------------
   Title: Vice President
         ---------------------

[Letterhead]

Date:     23 December 1997

To:       First Security Bank, National Association
          Corporate Trust Department
          79 South Main Street
          Salt Lake City, Utah 84111

Attn:     Mr. Greg Hawley

From:     Credit Suisse Financial Products
          1 Cabot Square
          London  E14 4QJ

Subject:  ABOVE CAP LIQUIDITY FACILITY CONFIRMATION
          Transaction Reference Number: 5284907


--------------------------------------------------------------------------------

Dear Sirs:

     The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date referred to in Paragraph 2 below (the "Transaction") between Credit Suisse Financial Products ("CSFP") and First Security Bank, National Association ("FSB"), in its capacity as Subordination Agent on behalf of the Pass-Through Trustee under the Pass-Through Trust Agreement dated as of 23 December 1997 between FSB and United Air Lines, Inc. This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

1. The definitions and provisions contained in the 1991 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 1991 ISDA Definitions.

     This Confirmation supplements, forms a part of, and is subject to the 1992 ISDA Master Agreement (including the Schedule and Credit Support Annex thereto), dated as of 23 December 1997 as amended and supplemented from time to time (collectively, the "Agreement"), between us. All provisions contained in the Agreement govern this Confirmation except as modified below. In the event of any inconsistency between the Agreement and this Confirmation, this Confirmation will govern. Capitalized terms not defined in the Agreement or this Confirmation shall have the meanings ascribed to them in the Offering Memorandum dated December 18, 1997, relating to the United Airlines

[LETTERHEAD]

     Enhanced Pass-Through Certificates, Series 1997-1 (the "Offering Memorandum").

     The Agreement and each Confirmation will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

     Each of CSFP and FSB represents to the other that it has entered into this Transaction in reliance upon such independent accounting, regulatory, legal, tax and financial advice as it deems necessary and not upon any view expressed by the other.

2. CSFP and FSB have entered into a Transaction (the "Above Cap Liquidity Facility") that provides an irrevocable interest rate cap. The terms of the Above Cap Liquidity Facility are as follows:


General Terms:

     Transaction Type:         Rate Cap Transaction

     Notional Amount:          The Pool Balance for the Class B Certificates

     Trade Date:               23 December 1997

     Effective Date:           23 December 1997

     Termination Date:         The earlier of 2 March 2004 and the date
                               upon which the Pool Balance of the Class B
                               Certificates equals zero

     Currency Unit:            USD

     Business Day:             "Business Day" shall have the meaning set
                               forth in the Offering Memorandum

     Business Day Convention:  Following; provided, however, that any
                               Floating Amount the payment of which is
                               deferred in accordance with the Following
                               Business Day Convention shall bear interest during the period of such deferral at the interest rate on the Class B Certificates applicable during the immediately preceding Calculation Period

Fixed Amounts:

     Fixed Amount Payer:       FSB

[LETTERHEAD]


     FSB Payment Date:         23 December 1997

     Fixed Amount:             USD 250,000

Floating Amounts:

     Floating Rate Payer:      CSFP

     Floating Amount:          On each Payment Date, the Floating Amount
                               shall be calculated as follows:

                               (i) in the event that the Interest Shortfall (as defined in Paragraph 5 below) is equal to zero, the Floating Amount shall equal zero;

                               (ii)  in the event that there is a nonzero
                               Interest Shortfall and there are fewer than six unreimbursed Interest Drawings under the Primary Liquidity Facility, the Floating Amount shall equal the lesser of

                                  (a) such current nonzero Interest Shortfall,
                                      and
                                  (b) the Full Cap Payment Amount (as defined in
                                      Paragraph 5 below);

                               (iii)  in the event that there is a nonzero
                               Interest Shortfall and there are six or more unreimbursed Interest Drawings under the Primary Liquidity Facility, the Floating Amount shall equal zero.

     Period End Dates:         Each 2 March, 2 June, 2 September, and 2
                               December, commencing on the Effective Date and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Following Business Day Convention.

     Floating Amount Payment   Each day that is two Business Days after a
     Dates:                    Period End Date

     Floating Rate Option:     Three-Month LIBOR (as defined in the Offering
                               Memorandum)

     Cap Rate:                 10.04% per annum; provided, however, that the
                               Cap Rate shall be 9.57% per annum (i) in the

[LETTERHEAD]

                               event no Registration Event (as defined in the Registration Rights Agreement) occurs on or prior to the 180th day after the Closing Date, from July 1, 1998 through but excluding the date on which such Registration Event occurs or (ii) in the event the Shelf Registration Statement (as defined in the Registration Rights Agreement) ceases to be effective for more than 60 days, whether or not consecutive during any 12-month period, during the period from the 61st day of such applicable 12-month period until such time as the Shelf Registration Statement again becomes effective

     Designated Maturity:      3 months

     Spread:                   None

Floating Rate Day

     Count Fraction:           Actual/360

     Reset Dates:              The first day of the relevant Calculation Period

     Compounding:              Inapplicable

     Notice: FSB shall, on each Period End Date, provide CSFP with notice of the then-current Pool Balance and the then-current Interest Shortfall; FSB shall also promptly provide CSFP with notice of any Registration Event
3.   Role of CSFP; Role of Calculation Agent

     (i) FSB acknowledges that: (a) in connection with this Transaction and this Agreement, CSFP has acted in the capacity of an arm's-length contractual counterparty and not as its financial advisor or fiduciary; and (b) in exercising its rights or performing any of its duties under this Agreement, CSFP will act as principal and not as a fiduciary of FSB.

     (ii) The Calculation Agent shall have no responsibility for good faith errors or omissions in making any determination or calculation as provided herein. The calculations and determinations of the Calculation Agent shall be made in accordance with terms of this Confirmation having regard in each case to the criteria stipulated herein and (where relevant) on the basis of information provided to or obtained by it and such further inquiries as it

[LETTERHEAD]

           deems necessary and will, in the absence of manifest error, be final, conclusive and binding on FSB and CSFP.

     (iii) In performing the duties referred to herein, the Calculation
           Agent shall act as principal and not as agent or fiduciary of FSB or any other person. Each calculation and determination performed by the Calculation Agent hereunder is performed in reliance upon the preceding statement and subject thereto. If by performing any such calculation or determination the Calculation Agent is rendered an agent or fiduciary for one or more Certificateholders under applicable law, then in relation to such parties the Calculation Agent's right and obligation to perform such calculation or duty may be suspended at the option of the Calculation Agent (or, if already performed, its application may be suspended) until such calculation or determination may be performed by the Calculation Agent as principal and not as agent or fiduciary (or until it may be performed by an appropriate third party that is willing and able to perform it).

4.   Credit Downgrade of CSFP

     Notwithstanding any other provisions of this Agreement, within thirty days of the commencement of any CSFP Credit Downgrade Period (as defined in Paragraph 5 below), CSFP shall at its own expense assign and delegate, in whole but not in part, its rights and obligations under this Agreement to another financial institution with ratings equaling or exceeding the thresholds set forth in the definition of CSFP Credit Downgrade Period below, or, failing such assignment,

     (i)   transfer its rights and obligations under the Above-Cap
           Liquidity Facility to an Affiliate that is eligible to become a debtor under the United States Bankruptcy Code and reasonably acceptable to the Rating Agencies, which Affiliate will provide to FSB the Downgrade Collateral (as defined in Paragraph 5 below); or

     (ii) provide to FSB such other assurances of creditworthiness as will maintain the then-current ratings of the Class B Certificates by the Rating Agencies.

5.   Additional Definitions

     For the purposes of this Confirmation, the following terms shall have the meanings set forth below:

     "Business Day" and "Local Business Day" mean, with respect to the Transaction set forth in this Confirmation, "Business Day" as defined in the Offering Memorandum for all purposes under the Agreement.

     "Credit Support Amount" means

[LETTERHEAD]

     (i) in the case in which FSB is the Secured Party and CSFP has transferred its rights and obligations to an Affiliate pursuant to Paragraph 4 above, the Downgrade Collateral;

     (ii)  in all other cases, zero.

     "CSFP Credit Downgrade Period" means any continuous period in which either

     (i) the short term, unsecured and unsubordinated debt rating assigned to CSFP by Moody's is below "P1," or the long term unsecured debt rating assigned to CSFP by Moody's is below "Aa3" if there is no such short term rating;

     (ii) the short term, unsecured and unsubordinated debt rating assigned to CSFP by S&P is below "A1+," or the long term unsecured debt rating assigned to CSFP by S&P is below "AA-" if there is no such short term rating;

     (iii) CSFP has no rating from Moody's; or

     (iv)  CSFP has no rating from S&P.

     "Downgrade Collateral" means

     (i) during the first thirty days, inclusive, of any CSFP Credit Downgrade Period, zero;

     (ii) during the period between the thirty-first day of any CSFP Credit Downgrade Period to the end of such CSFP Credit Downgrade Period, inclusive, the greater of zero and

             (a) the greater of 12.29% and Three-Month LIBOR (as defined in the Offering Memorandum), minus

             (b)  the Cap Rate, and such difference multiplied by

             (c)  the Notional Amount, and the resulting product multiplied by

             (d) a fraction, the numerator of which is an amount equal to the difference between (X) 18 and (Y) three times the number of unreimbursed Interest Drawings under the Primary Liquidity Facility, and the denominator of which is 12;

     (iii) at all other times, zero.

[LETTERHEAD]


     "Full Cap Payment Amount" as of any date means the amount calculated pursuant to Section 6.1 of the Definitions, provided, however, that for purposes of calculating the Full Cap Payment Amount, the Notional Amount shall be deemed to be the Notional Amount as of the date on which the Contingent Cap Purchase Event occurs, as such term is defined in the Confirmation of even date herewith relating to a Swap Transaction between CSFP and United Air Lines, Inc. (the "Above-Cap Liquidity Facility Supplemental Confirmation"). CSFP shall, promptly after learning of the occurrence of a Contingent Cap Payment Date, provide FSB with notice thereof.

     "Interest Shortfall" means, on any Floating Amount Payment Date, the additional amount required in order for FSB to have sufficient funds to pay interest due on any Class B certificates, after giving effect to the Interest Drawing to be made under the Class B Primary Liquidity Facility. For purposes of this definition, the amount of the Interest Drawing will be deemed to have been paid to FSB whether or not such payment has in fact been made.

     "Registration Rights Agreement" means the registration rights agreement between UA, Kreditanstalt fur Wiederaufbau, FSB, and the Initial Purchasers, dated as of 23 December 1997.

6.   Payments

     CSFP hereby irrevocably instructs FSB to make any payment due to CSFP directly to the account specified below in the name of CSFP. FSB hereby irrevocably instructs CSFP to make any payments of Floating Amounts due to FSB directly to the account(s) specified below in the name of FSB. All payments by CSFP of Floating Amounts due to FSB shall be made without set-off, deduction, withholding, netting, or any other reduction.

7.   Account Details

Payments to CSFP:      Credit Suisse First Boston
                       ABA No. 026-009-179
                       a/c Credit Suisse Financial Products - London a/c no. 32491401

Payments to FSB:       First Security Bank, National Association
                       ABA No. 124-0000-12
                       a/c 051-0922115
                       Attn: Corporate Trust Department
                       Reference: Class B Pass-Through Trust Agreement

[LETTERHEAD]

8.   Offices

     The Office of CSFP for the Transaction is its office at the address specified for notices to it in the Schedule to the Agreement. The Office of FSB for the Transaction is its office at the address specified for notices to it in the Schedule to the Agreement.

     Credit Suisse Financial Products is regulated by The Securities and Futures Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to FSB on request.

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                              Yours sincerely,

                              CREDIT SUISSE FINANCIAL PRODUCTS


                              By: /s/ Jeanette Whomersley
                                 -----------------------------
                                 Name: Jeanette Whomersley
                                      ------------------------
                                 Title: Vice President
                                       -----------------------


Confirmed as of the date first written above:

FIRST SECURITY BANK, NATIONAL ASSOCIATION, in its capacity as Subordination Agent on behalf of the Pass-Through Trustee under the Pass-Through Trust
Agreement dated as of 23 December 1997 between FSB and United Air Lines, Inc.


By:
   ------------------------
   Name:
        -------------------
   Title:
         ------------------

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                              Yours sincerely,

                              CREDIT SUISSE FINANCIAL PRODUCTS


                              By:
                                 -----------------------------
                                 Name:
                                      ------------------------
                                 Title:
                                       -----------------------


Confirmed as of the date first written above:

FIRST SECURITY BANK, NATIONAL ASSOCIATION, in its capacity as Subordination Agent on behalf of the Pass-Through Trustee under the Pass-Through Trust
Agreement dated as of 23 December 1997 between FSB and United Air Lines, Inc.


By: /s/ C. Scott Nielsen
   ------------------------
   Name: C. Scott Nielsen
        -------------------
   Title: Vice President
         ------------------